UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 24, 2007
                                                 ____________________________


                   Alliance Bancorp, Inc. of Pennsylvania
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)


United States                    001-33189                         56-2637804
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)


541 Lawrence Road, Broomall, Pennsylvania                               19008
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   (610) 353-2900
                                                   __________________________


                               Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition
           _____________________________________________

     On July 24, 2007, Alliance Bancorp, Inc. of Pennsylvania (the "Company") reported its earnings for the quarter ended June 30, 2007.

     A copy of the press release dated July 24, 2007 is attached hereto and is incorporated herein by reference.

ITEM 8.01  Other Events
           ____________

     On July 24, 2007, the Company announced that the board of directors approved a cash dividend of $0.05 per share to be paid by the Company on its outstanding shares of common stock. The cash dividend is payable August 17, 2007 to shareholders of record as of August 3, 2007.

     A copy of the press release dated July 24, 2007 is attached hereto and is incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits
           _________________________________

      (a)  Not applicable.
      (b)  Not applicable.
      (c)  Not applicable.
      (d)  Exhibits

      The following exhibit is filed herewith.

        Exhibit Number    Description
      __________________  _______________________________________________

             99.1         Press Release dated July 24, 2007
























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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ALLIANCE BANCORP, INC. OF PENNSYLVANIA




Date:  July 27, 2007             By:  /s/ Dennis D. Cirucci
                                      ____________________________________
                                      Dennis D. Cirucci
                                      President and Chief Executive Officer

































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                                 EXHIBIT INDEX



        Exhibit Number    Description
      __________________  _______________________________________________

             99.1         Press Release dated July 24, 2007